UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

COLONY STARWOOD HOMES
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 15, 2017 COLONY STARWOOD HOMES Meeting Information Meeting Type: Annual Meeting For holders as of: March 17, 2017 Date: May 15, 2017 Time: 11:00 AM MST Location: 8665 East Hartford Drive, Suite 200 Scottsdale, AZ 85255 COLONY STARWOOD HOMES 8665 EAST HARTFORD DRIVE, SUITE 200 SCOTTSDALE, AZ 85255 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Form 10-K 2. Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow g (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 01, 2017 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow g available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items The Board of Trustees recommends you vote FOR the following: 1. Election of Trustees Nominees 01 Thomas J. Barrack, Jr. 02 Barry S. Sternlicht 03 Robert T. Best 04 Thomas M. Bowers 05 Richard D. Bronson 06 Justin T. Chang 07 Michael D. Fascitelli 08 Renee Lewis Glover 09 Jeffrey E. Kelter 10 Thomas W. Knapp 11 Richard B. Saltzman 12 John L. Steffens 13 J. Ronald Terwilliger 14 Frederick C. Tuomi The Board of Trustees recommends you vote FOR proposals 2, 3, 4 and 5. 2 The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the calendar year ending December 31, 2017; 3 The approval of the Colony Starwood Homes 2017 Employee Share Purchase Plan; 4 The approval of an amendment to the 2014 Colony Starwood Homes Equity Plan, which would increase the number of common shares reserved for issuance thereunder by 2,500,000; 5 The approval, on an advisory basis, of a non-binding resolution to approve the Company's executive compensation as disclosed in the accompanying proxy. NOTE: The proxies will vote in their discretion on such other business as may properly come before the meeting or any adjournment thereof.

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